Principal Funds, Inc.

Supplement dated July 29, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE

In the Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) section, add the following information alphabetically in the Other Accounts Managed and Ownership of Securities tables (information in the tables are as of June 30, 2016):

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jeffrey A. Schwarte: LargeCap S&P 500 Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds
Registered investment companies	17	$5.8 billion	0	$0
Other pooled investment vehicles	6	$25.5 billion	0	$0
Other accounts	2	$94.5 million	0	$0

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey A. Schwarte	LargeCap S&P 500 Index	None
Jeffrey A. Schwarte	MidCap S&P 400 Index	None
Jeffrey A. Schwarte	SmallCap S&P 600 Index	None